UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
 ____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2015

 ____________________________________________________________________
OASIS PETROLEUM INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-34776	80-0554627
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 404-9500
Not Applicable.
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On May 6, 2015, Oasis Petroleum Inc. (the “Company”) announced its results for the quarter ended March 31, 2015. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Company held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”) on May 4, 2015. At the Annual Meeting, the Company’s stockholders approved the First Amendment (the “First Amendment”) to the Oasis Petroleum Inc. Amended and Restated 2010 Long Term Incentive Plan (the “Plan”), which provided for an increase in the number of shares of the Company’s common stock available for grant under the Plan by 1,350,000 shares and eliminated certain liberal share recycling provisions with respect to options, stock appreciation rights and similar appreciation-only awards.  The First Amendment was made effective as of May 4, 2015. A description of the material terms of the Plan was included in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 20, 2015. In addition, the foregoing summary is qualified in its entirety by reference to the full text of the First Amendment, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.
Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the Company’s stockholders were requested to: (1) elect three Class II Directors to serve on the Company’s Board of Directors for a term of office expiring at the Company’s 2018 Annual Meeting of Stockholders; (2) ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2015; (3) approve, on an advisory basis, the compensation of our executive officers; (4) approve the First Amendment; (5) approve the material terms of the Plan for purposes of complying with Section 162(m) of the Internal Revenue Code; and (6) consider and act upon a stockholder proposal requesting adoption by the Board of a policy that the Chairman of the Board be an independent director. The following are the final voting results on proposals considered and voted upon at the meeting, each of which is more fully described in the Company’s proxy statement filed on March 20, 2015:
1.    Each of the Class II directors that were up for re-election was elected for a term of three years. Votes regarding the election of these directors were as follows:

NOMINEE	VOTES FOR	WITHHELD	BROKER NON-VOTES
William J. Cassidy	104,913,314	854,226	20,609,669
Taylor L. Reid	103,282,777	2,484,763	20,609,669
Bobby S. Shackouls	104,992,443	775,097	20,609,669
2.    PricewaterhouseCoopers LLP was ratified as the Company’s independent registered public accounting firm for 2015. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
125,891,106	382,882	103,221
3.    The Board proposal seeking approval, on an advisory basis, of the compensation of the Company’s executive officers was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
66,869,237	38,740,167	158,136	20,609,669
4.    The Board proposal seeking approval of the First Amendment to the Amended and Restated 2010 Long Term Incentive Plan (the "Plan") was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
102,894,594	2,815,999	56,947	20,609,669
5.    The Board proposal seeking approval of the material terms of the Plan for purposes of complying with Section 162(m) of the Internal Revenue Code was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
105,050,103	640,295	77,142	20,609,669

6.    The stockholder proposal requesting adoption by the Board of a policy that the Chairman of the Board be an independent director was not approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
31,760,362	73,937,365	69,813	20,609,669
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	First Amendment to the Amended and Restated 2010 Long Term Incentive Plan of Oasis Petroleum Inc.
99.1	Press Release dated May 6, 2015.
THE INFORMATION CONTAINED IN ITEM 2.02 OF THIS CURRENT REPORT, INCLUDING EXHIBIT 99.1 ATTACHED HERETO, SHALL NOT BE DEEMED “FILED” FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OASIS PETROLEUM INC. (Registrant)

Date: May 6, 2015	By:	/s/ Nickolas J. Lorentzatos
Nickolas J. Lorentzatos
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	First Amendment to the Amended and Restated 2010 Long Term Incentive Plan of Oasis Petroleum Inc.
99.1	Press Release dated May 6, 2015.